                                 OEM AGREEMENT


This Agreement is entered into by and between Vinca Corporation, having its principal place of business at 2000 Central Park East, 1815 South Street, Orem, Utah, 84058 ("Vinca"), and ChatCom, Inc., 9600 Topanga Canyon Blvd., Chatsworth, California 91311 ("OEM"), and shall govern the acquisition and sales of Vinca Products by OEM (hereinafter "Agreement").

1.   DEFINITIONS Each term defined in this Section is as follows unless the
     -----------
     context in which the term is used expressly provides otherwise. The term "Section" refers to an identified section of this Agreement.

     a.  Vinca Products means the Vinca hardware and software products
         --------------
         identified in Exhibit A that OEM is authorized to market and sell.

     b.  OEM Products means OEM's products and/or services identified in
         ------------
         Exhibit B.

     c.  Bundled Products means the combination of Vinca Products and OEM
         ----------------
         Products that OEM will market and sell as a single product offering.

     d.  End User means an entity that is not an affiliate of OEM's enterprise
         --------
         and acquires the Bundled Products for Internal Use. "End User" does not include an entity that resells, sells, licenses, rents or leases Bundled Products to other parties in the regular course of its business.

     e.  Expiration means the date upon which this Agreement shall expire or is
         ----------
         terminated as set forth in Section 2.

     f.  Internal Use means use solely by OEM, within OEM's business operations,
         ------------
         and nor for resale.

     g.  Marks means Vinca's trademarks, service marks, logos, designation and
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         insignias.

     h.  Private Label Manufacturer means an entity that Vinca licenses the
         --------------------------
         right to offer Vinca Products under such entities trade name pursuant to Section 12.

     i.  Upgrades means a new release to an existing Vinca Product, which
         --------
         incorporates, accumulated corrections, performance improvements or feature enhancements, together with new or revised documentation, and which is generally made available to Vinca resellers and users.

2.   TERM. The term of this Agreement shall be one (1) year, unless terminated
     ----
     earlier as provided in this Agreement, and will continue thereafter until terminated by either party upon ninety (90) days written notice. This Agreement shall commence on the date it is executed by an authorized Vinca signatory.

3.   APPOINTMENT Vinca appoints OEM as a Vinca Authorized Original Equipment
     -----------
     Manufacturer. This appointment is non-exclusive. Vinca grants OEM a non-exclusive, non-transferable, worldwide license to market Vinca Products to
     (i) End Users acquiring Bundled Products for Internal Use and (ii) OEM authorized resellers acquiring Bundled Products solely for resale in the ordinary course of business. OEM agrees to offer Vinca Products only as part of a Bundled Products offering and not as a separate product offering. Notwithstanding the forgoing or any other provision contained in this Agreement to the contrary, OEM shall be entitled to acquire Vinca Products for use or resale, without the obligation of selling the Vinca Product (here after "Distributed Products"). Distributed Products may be acquired from Vinca by OEM at Forty two percent (42%) off Vinca's current suggested retail price.

4.   PRODUCTS AND PRICES
     -------------------

     a.   Product Changes. Vinca reserves the right to make changes to Vinca
          ---------------
          Products, including, and without limitation, changes that are required
          (i) for security, or (ii) to facilitate performance in accordance with specifications.

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b.   Pricing and Discounts OEM may acquire Vinca Products at the Suggested
     ---------------------
     Retail Prices ("SRP") listed in Vinca's general price list, less the discount set forth in Exhibit A (or, as applicable, at the per unit price set forth in Exhibit A). Upon thirty (30) days advanced written notice, Vinca reserves the right at anytime to (i) add Vinca Products to or drop Vinca Products from the general price list and Exhibit A, (ii) increase or decrease prices on the general price list, and/or (iii) to increase discounts. Orders requesting delivery after the effective date of a price increase will be charged at the increased price.

c.   Taxes  Prices are exclusive of all applicable taxes. OEM agrees to pay all
     -----
     taxes associated with the sublicensing and delivery of Vinca Products, including but not limited to, sales, use, excise, added value and similar taxes and all customs, duties or governmental impositions, but excluding taxes on Vinca's net income. Any tax or duty Vinca may be required to collect or pay upon the delivery of the Vinca Products will be paid by OEM, and such sums shall be due and payable to Vinca. If OEM claims a tax exemption, OEM must provide Vinca with valid tax exemption certificates.

d.   Price Protection. In the event of a price decrease, all inventory acquired
     ----------------
     by OEM from VInca before the price decrease and not yet sold, will be granted price protection. The difference between the price existing immediately prior to the decrease, less any prior credits, and the new price will be credited to OEM's account.

e.   Product Upgrades. Except if this Agreement has been terminate for cause as
     ----------------
     set forth in Section 11, OEM may purchase Upgrades in accordance with Vinca's general Upgrade policies for a period of one (1) year after the termination of this Agreement. The terms and conditions of this Agreement shall continue to govern such upgrade purchases. In the event this Agreement is terminated, at any time, for cause by Vinca as set forth in
     Section 11, OEM shall not have the right to purchase Upgrades past the effective date of the termination. However, upon termination for cause by Vinca, Vinca agrees to honor purchase orders directly from OEM's customers requesting Vinca Product Upgrades, provided (i) the purchase order reflects the then current list price of the Upgrade, (ii) payment is received in advance of the Upgrade shipping unless Vinca agrees to extend credit terms, which credit terms shall not be unreasonably denied, and
     (iii) OEM's customer agrees to be bound by the terms and conditions of Vinca's then current end user license agreement. This Section 4e. shall apply only to OEM customers that have acquired Bundled Products and who subsequently issue purchase orders for Upgrades.

5.   MARKETING, END USER SATISFACTION AND SUPPORT
     --------------------------------------------

a.   Use of Vinca Marks and Trade Names. OEM is authorized to use the Vinca
     ----------------------------------
     Marks applicable to Vinca Products in connection with its marketing of Bundled Products, in accordance with Vinca's trademark usage policies and during the term of this Agreement. OEM is not otherwise authorized to use any Vinca trade name without the prior written consent of Vinca. Upon the Expiration of this Agreement, and the sale of Vinca Products in OEM's inventory as provided in Section 12f., OEM agrees to cease all display, advertising use of any and all Vinca trade names and Marks. OEM agrees not to alter, erase or overprint any notice provided by Vinca; provided however, OEM may reduce the size of such notices (while still conspicuous) and incorporate them into OEM's notice. OEM recognizes Vinca's ownership and title to the trade names and Marks and the goodwill attaching to the trade names and Marks. OEM agrees that any goodwill that accrues because of its use of the trade names and/or Marks will become Vinca's property. OEM agrees not to contest Vinca's Marks or trade names, or make application for registration of any Vinca Marks or trade names without Vinca's prior written consent. OEM agrees not to use, employ or attempt to register any trademarks or trade names that are confusingly similar to Vinca's Marks or trade names.

b.   End User Satisfaction. The Vinca Products are technically complex and
     ---------------------
     require high-quality support to achieve and maintain End User satisfaction. End User satisfaction is a condition of OEM's continued authorization by Vinca. In order to help ensure high End User satisfaction, OEM agrees to
     (i) report to Vinca promptly all suspected and actual problems with any Vinca Product; (ii) maintain a shipment report identifying the End User or OEM authorized reseller, the Vinca Product sold, the date of sale, and each Vinca Product's serial number; (iii) retain all shipment reports for (3) years after the date of sale, and assist Vinca, upon request, in tracing a product to an End User or OEM authorized reseller, in order to distribute critical product information, locate a Vinca Product for safety reasons, or discover unauthorized marketing or infringing acts; (iv) refrain from making representation, warranties or guarantees to customers with respect to the specification, features or capabilities of the Vinca Products that are inconsistent with the Vinca literature; and (v) provide all original diskettes and manuals accompanying each Vinca Product.

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     c. Maintenance and Support Vinca will provide OEM support equivalent to the
        -----------------------
        support provided by Vinca to other similarly situated Vinca Authorized Original Equipment Manufacturers.

6.   PLACING ORDERS & TERMS OF PAYMENT
     ---------------------------------

     a. Financial Information and Payment Terms OEM agrees to provide to Vinca
        ---------------------------------------
        financial information and evidence of financial security as reasonably required by Vinca. Vinca may extend to OEM a line of credit based upon OEM's financial information. Vinca reserves the right to set the credit limit at any level deemed prudent, and may increase or decrease the line of credit at any time based upon OEM's payment history, credit limit, and/or perceived risk. OEM agrees to pay for Vinca Products it orders in accordance with the credit and payment terms provided to OEM, as they may change from time to time, or any special terms and conditions agreed to by Vinca and OEM. Invoices not paid when due will accrue interest on an annual basis from the date due until paid of two percentage points (2%) over the prime interest rate of the Chase Manhattan Bank of New York on any outstanding balance or the maximum legal rate allowed by law, whichever is less. All Vinca Products ordered by OEM in excess of the credit limit will be paid for in acceptable currency in advance of shipment, by a letter of credit drawn upon a bank acceptable to Vinca, a bank cashier's check, or a bank wire transfer. Vinca grants OEM payment terms of net thirty (30) days from date of Vinca's invoice to OEM for Vinca Products acquired hereunder, except as provided in Section 12 for Private Label Manufacturers. The initial line of credit extend to OEM is One Hundred Thousand dollars (100,000).

     b. Acceptance of Orders All orders will be subject to acceptance
        --------------------
        writing by Vinca at its principal place(s) of business and will not be binding until the earlier of acceptance or shipment. Orders requesting shipment more than thirty (30) days from the date of the order will not be subject to aceptance by Vinca and will be null and void.

     c. Cancellation of Orders Orders accepted by Vinca may be canceled by OEM
        ----------------------
        without penalty by giving written notice of cancellation to Vinca at least five (5) days prior to the scheduled shipment date. Orders manufactured to OEM specifications canceled less than five (5) days prior to the scheduled shipment date may be subject to a cancellation payment of fifteen percent (15%) of the invoice value of the canceled order. In no event may OEM cancel any order or any portion of an order after shipment.

     d. Product Availability and Shipping Designations Vinca will use
        ----------------------------------------------
        commercially reasonable efforts to fill OEM's orders or Vinca Products and meet OEM's request for shipment dates subject to product availability and consistent with Vinca production and supply schedules. However, Vinca will not be liable for any damages to OEM or to any third party for Vinca's failure to fill any orders or for any delay in delivery or error in filling any orders for any reason whatsoever. Vinca will ship Vinca Products and bill OEM to OEM's designated "ship to" and "bill to" locations. OEM may change the "ship to" location at any time prior to shipment date; however, Vinca may not be able to honor a notice unless it is in writing and received at least five (5) days prior to the estimated shipment date. The right to change "ship to" locations does not include any right to drop ship to customer sites.

     e. Obligation to Ship in Presence of Breach Even in cases where Vinca
        ----------------------------------------
        accepts a purchase order, Vinca will not be obligated to ship Vinca Products if OEM is more than thirty (30) days in arrears on payments owing to Vinca or if OEM is otherwise in breach of this Agreement at the time of the scheduled shipment.

     f. Delivery Delivery will be made F.O.B. Point of Shipment, ground only.
        --------
        OEM may designate the carrier to be used on the face of its order. Where no carrier is stated in the order, Vinca will select the carrier. Vinca will prepay insurance and freight, and will add the cost of insurance and freight to OEM's invoice.

     g. Title & Risk of Loss Title to Vinca Products, exclusive of the rights
        ---------------------
        retained under this Agreement in Marks, patents, copyrights, trade names, trade secrets and intellectual property, and all risk of loss will pass to OEM upon delivery at Vinca's designated shipping facility to the common carrier.

     h. Security Interest. OEM grants Vinca, as security for its obligations
        -----------------
        under this Agreement, a purchase money security interest in (i) the Vinca Products acquired under the Agreement or any extension thereof, and (ii) the proceeds from the sale of such Vinca Products.

     i. Point of Sale Reports. OEM agrees to provide Vinca, by no later than the
        ----------------------
        tenth (10th) business day of each calendar month, a Point of Sale report for the previous calendar month. "Point of Sale Report" (POS Report) shall mean a report provided by OEM to Vinca that includes, (i) a list of Vinca Products sold, (ii) the customer name with zip code, and (iii) the part numbers of the Vinca Products sold. The POS Report may only be used by Vinca to provide compensation to Vinca's sales force and to concentrate marketing activities to promote greater sales.

7.   INTELLECTUAL PROPERTY RIGHTS & INDEMNIFICATION
     ----------------------------------------------

     a. Software "Software" shall include firmware and software. OEM agrees to
        --------
        be bound by the applicable Software License Agreement with respect to all software put to Internal Use by OEM.

     b. Indemnification Vinca agrees to indemnify, defend and hold OEM harmless
        ---------------
        from any and all damages, liabilities, and costs and expenses incurred by OEM as a result of any claim, judgment or adjudication against OEM that provides that the Vinca Products, trade names or the Marks appropriately used by OEM in connection with marketing or use of the Vinca Products infringe any United States trademark, copyright or patent, provided: (i) OEM promptly notifies Vinca in writing of the claim; and (ii) Vinca has the sole control of the defense of any action and all negotiations for settlement. Notwithstanding the foregoing, where a proposed settlement of any claim under this Section 7b. adversely affects OEM's or its customer's right of use of Vinca Products in their possession, such settlement agreement shall be with OEM's approval, which approval shall not unreasonably be withheld.

     c. Actual or Potential Product Infringement Should Vinca Products become,
        ----------------------------------------
        or in Vinca's opinion be likely to become, the subject of infringement of any trademark, copyright or patent, OEM agrees to permit Vinca, at its sole option and expense, either to procure for OEM the right to continue using the Vinca Products, to replace or modify them so that they become non-infringing, or to grant OEM credit for the Vinca Products and accept their return.

     d. Disclaimer THE ABOVE STATES THE ENTIRE LIABILITY OF VINCA WITH RESPECT
        ----------
        TO INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS OR ANY OTHER FORM OF INTELLECTUAL PROPERTY RIGHT BY ANY PRODUCT SUPPLIED BY VINCA.

     e. Proprietary Nature of Products and Ownership No title to or ownership of
        --------------------------------------------
        software or other proprietary technology acquired under the Agreement is transferred to OEM. Notwithstanding any provision to the contrary, Vinca or the licensor through which Vinca obtained the rights to distribute the Vinca Products, owns and retains all title and ownership of all intellectual property rights in the Vinca Products, including all software, firmware, all modifications thereto and derivative works therefrom acquired under this Agreement. Vinca does not transfer any portion of such title and ownership, or any of the associated goodwill, to OEM. OEM agrees to be bound by and observe the proprietary nature of the Vinca Products.

     f. Product Tampering OEM agrees not to de-compile, reverse engineer,
        -----------------
        reverse compile, modify or perform any similar type of operation on any software, firmware or hardware acquired under the Agreement. OEM also agrees that any such works are derivative works and as such are the sole and exclusive property of Vinca or its licensor.

     g. Confidential Information The parties agree that any Confidential
        ------------------------
        Information, as defined below, provided under this Agreement will be held and maintained in strict confidence. Each party agrees to protect the confidentiality of such information in a manner consistent with the way a reasonable person would protect similar Confidential Information. "Confidential Information" means the information and materials noticed or marked by Vinca or OEM as confidential and proprietary. "Confidential Information" does not include information that (i) is already known to the receiving party at the time it is disclosed and has not been obtained wrongfully, (ii) becomes publicly known without fault of the receiving party, (iii) is independently developed by the receiving party, (iv) is approved for release in writing by the disclosing party,
        (v) is disclosed without restriction by the disclosing party to a third party or (vi) is disclosed pursuant to legal obligations beyond the control of the disclosing and receiving parties.

8.  WARRANTIES
    ----------

    a.  Statements of Limited Warranty  Vinca provides, to End Users only,
        ------------------------------
        warranties for software in the Software License Agreement that accompanies each software product and warranties for Vinca hardware in the statement of Limited Warranty that accompanies each hardware product. Each such Vinca Statement of Limited Warranty and each such Software License Agreement is hereby incorporated in this Agreement by reference. Vinca extends the warranties contained in the applicable Statement of Limited Warranty or Software License Agreement through OEM to End Users. OEM is responsible to provide, or cause to be provided, a copy of the applicable Statement of Limited Warranty or Software License Agreement, provided by Vinca, to End Users for their review at the time of installation. Each revised statement of Limited Warranty or Software License Agreement will become effective on the date indicated in the Statement of limited Warranty or Software License Agreement received from Vinca. Vinca does not warrant non-Vinca products; such products are provided by Vinca on an "AS IS" basis. Any warranty for non-Vinca products will be provided by the manufacturer of such products in accordance with the applicable manufacturer's warranty.

    b.  Warranty Service Responsibilities. OEM agrees to validate all warranty
        ---------------------------------
        claims presented to OEM, and to maintain the capability to provide warranty services.

9.  LIMITATION OF WARRANTIES. THE WARRANTIES DESCRIBED IN THE APPLICABLE VINCA
    ------------------------
    STATEMENT OF LIMITED WARRANTY OR SOFTWARE LICENSE AGREEMENT AND SECTION 8 ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10. LIMITATION OF REMEDIES. VINCA'S ENTIRE LIABILITY AND OEM'S EXCLUSIVE REMEDY
    ----------------------
    FOR ANY CLAIMS CONCERNING THIS AGREEMENT AND VINCA PRODUCTS ACQUIRED UNDER THIS AGREEMENT ARE SET FORTH IN THIS SECTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE AGREEMENT, NEITHER VINCA NOR OEM WILL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE VINCA PRODUCTS THAT ARE SUBJECT TO THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE.

    a.  Hardware In all situations involving performance or non-performance of
        --------
        hardware acquired under this Agreement, OEM's remedy in the adjustment or repair of the hardware or replacement of parts of the hardware by Vinca.

    b.  Software OEM will include Vinca's standard "shrink wrap" End User
        --------
        Software License Agreement ("End User Agreement") with each sale of the Bundled Product. Vinca will provide OEM with new releases of the End User Agreement and OEM shall have thirty (30) days to incorporate the new release in the Bundled Product. A copy of Vinca's current End User Agreement is attached as Exhibit D.

    c.  Third Party Claims. Vinca will not be liable for any claim by OEM based
        ------------------
        on any third party claim, except as stated in Sections 7 and 8 of this Agreement.

    d.  Aggregate Liability. Vinca's liability for direct damages to OEM for any
        -------------------
        cause whatsoever, except as otherwise stated in this Section, and regardless of the form of action, will be limited to the greater of (1) $500,000 or (2) the price, less discount, of the Vinca Product that caused the damages or gave rise to the cause of action. This limitation does not apply to the payment of the costs, damages and attorney's fees referred to in Sections 7.b and 13.g, or to claims by OEM for personal injury or damage to real property or tangible personal property caused by Vinca's negligence.


11. TERMINATION
    -----------

    a.  Termination for Cause Either party may terminate this Agreement for the
        ---------------------
        breach by the other party. The terminating party will first give the other party written notice of the breach and a reasonable period of at least thirty (30) days in which to cure the alleged breach. If a cure is not achieved during the cure period, then the non-breaching party may terminate the Agreement upon written notice.

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    b.  Termination by Vinca Vinca may terminate the Agreement if OEM fails to
        --------------------
        meet its payment obligations under the Agreement and this failure continues for thirty (30) days following receipt of written notice.

    c.  Insolvency, Assignment, or Bankruptcy Either party may terminate this
        -------------------------------------
        Agreement upon written notice to the other party if the other party (i) is not paying its debts as such debts generally become due, (ii) becomes insolvent, (iii) files or has filed against it a petition (or other document) under any Bankruptcy Law or similar law, which is unresolved within sixty (60) days of the filing of such petition (or document),
        (iv) proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, (v) makes a general assignment or trust mortgage for the benefit of creditors, or (vi) if a receiver, trustee, custodian or similar agent is appointed, and not dismissed within thirty (30) days, or takes possession of any of OEM's property or business.

    d.  Acceleration of Payment Upon termination of the Agreement by Vinca
        -----------------------
        based on OEM's breach of the payment terms and failure to cure within the period set forth in this Agreement, the due dates of all outstanding invoices to OEM for Vinca Products will automatically be accelerated so that they become due and payable on the effective date of termination, even if longer terms had been provided previously. All orders or portions of orders remaining unshipped as of the effective date of such termination will automatically be canceled.

    e.  Effect of Termination on Obligations. Termination of this Agreement
        ------------------------------------
        will not affect any pre-termination obligations of either party under this Agreement, and any termination is without prejudice to the enforcement of any undischarged obligations existing at the time of termination. Regardless of any other provision of this Agreement, Vinca will not by reason of the termination of this Agreement be liable for compensation, reimbursement, or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases, or commitments in connection with OEM's business or goodwill, or otherwise.

12. PRIVATE LABEL MANUFACTURER
    --------------------------

    a.  Different Trade Name. Upon written permission from Vinca or as provided
        --------------------
        in Exhibit A, Vinca grants OEM a nonexclusive, nontransferable, worldwide license to duplicate, distribute and market specified Vinca Products under an OEM trade name. This license includes the right to reproduce Vinca user manuals, substituting the OEM trade name for the Vinca Product trade name.

    b.  Masters Vinca software, in binary or object code only, will be provided
        -------
        to OEM on master tapes, diskettes or other physical media as mutually agreed upon (the "Masters"), or as otherwise set forth in Exhibit C. From the Masters, OEM will make copies to market, distribute, and sublicense, subject to the terms of this Agreement. OEM shall be solely responsible for copying the software to the physical media, and for warranting the physical media to the end user. OEM shall receive one (1) Master for each Vinca software product.

    c.  Royalties OEM shall pay Vinca a royalty for each Vinca software product
        ---------
        duplicated and sublicensed by OEM to an End User or reseller equal to Vinca's Suggested Retail List Price, less the applicable discount set forth in Exhibit A. A royalty will not be owing for product duplicated and provided to End Users on an evaluation basis only ("Evaluation Product"). A royalty will be owing to Vinca for all Evaluation Product not returned to OEM within sixty (60) days or which is not made inoperable within such timeframe by means of the Vinca software product. All royalties owing to Vinca under this Section 12 shall be due and payable within thirty (30) days from the date the (i) Vinca Product is shipped to OEM's end user customer or reseller, or (ii) Evaluation Product is invoiced as a sale.

    d.  Royalty Report. Within ten (10) business days following each calendar
        --------------
        month, OEM shall provide Vinca with a royalty report containing (i) the number and type of copies of Vinca Products duplicated; the number of Vinca Products sold and shipped as Evaluation Product, and (ii) the name and address of each End User acquiring the product or receiving an evaluation copy.

    e.  Proprietary Rights. This Agreement does not grant to OEM any title or
        ------------------
        right of ownership to any software code, derivative work thereto, or related documentation. OEM will include the following notice in a conspicuous place on all packaging incorporating Vinca Products: "This product is based in whole or in part on technology developed by Vinca Corporation." OEM will not remove any copyright notices or proprietary legends contained within the Vinca software code; provided, however, OEM may reduce the size of such notices or legends (while still conspicuous) and incorporate

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

     them into OEM's notices or legends. OEM will include or cause to be included conspicuously in the manuals and on each copy of Vinca Products duplicated, including partial copies or modifications of these manuals and software product the following copyright notice: "Portions of this program Copyright 1991-1997 Vinca Corporation. All Rights Reserved."

  f. Termination. Upon the expiration or termination of this Agreement, all
     -----------
     rights of OEM to duplicate, distribute or private label Vinca Products, or any portion thereof, shall cease; except that OEM shall have the right to distribute Vinca Products already duplicated or purchased from Vinca and in OEM's inventory in an amount not to exceed fifty (50) units.

13. GENERAL PROVISIONS
    ------------------

  a. Force Majeure. If either party is prevented from performing any portion of
     -------------
     the Agreement (except the payment of money) by causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services or acts of God, such defaulting party will be excused from performance for the period of the delay and for a reasonable time thereafter.

  b. Jurisdiction. This Agreement will in all respects be governed by and
     ------------
     construed in accordance with the laws of the State of California of the United States of America, and will not be construed in accordance with or governed by the United Nations Convention for the International Sales of Goods.

  c. Survival of Terms. The provisions of the Agreement that by their nature
     -----------------
     extend beyond the Expiration of this Agreement will survive and remain in effect until all such obligations are satisfied.

  d. Waiver. No waiver of any provision, right, or remedy under the Agreement on
     ------
     one occasion, by either party, will be deemed a waiver of that provision, or any other provision, right or remedy on any other occasion.

  e. Superior Agreement. This Agreement will not be supplemented or modified by
     ------------------
     any course of dealing or usage of trade. Variance from or addition to the terms and condition of this Agreement in any purchase order or other written notification from OEM (including but not limited to any specification of a price different than Vinca's current list price, less the appropriate discount) will be of no effect, unless agreed to in writing by Vinca.

  f. Assignment. This Agreement is not assignable by OEM, except to a parent,
     ----------
     subsidiary or affiliate of OEM, in whole or in part, without Vinca's prior written consent, which consent will not unreasonably be withheld. Any attempted assignment without Vinca's written consent will be null and void.

  g. Attorneys' Fees. Each party agrees to pay the prevailing party's reasonable
     ---------------
     attorneys' fees and costs of litigation.

  h. Notice. Unless otherwise agreed to by the parties, all notices required
     ------
     under this Agreement will be deemed effective when made in writing and sent by either (i) registered mail, (ii) certified mail, return receipt requested, (iii) overnight mail, addressed and sent to the address indicated in this Agreement and to the attention of the party executing the Agreement or that person's successor, or (iv) by telephone facsimile transfer appropriately directed to the attention of the party executing the Agreement or that person's successor.

  i. Severability. If any term, provision, covenant or condition of this
     ------------
     Agreement is held invalid or unenforceable for any reason, the remainder of the provisions will continue in full force and effect as if the Agreement had been executed with the invalid portion eliminated. The parties further agree to substitute for the invalid provision a valid provision, which most closely approximates the intent and economic effect of the invalid provision.

  j. Independent Contractors. Each party acknowledges that the parties to the
     -----------------------
     Agreement are independent contractors and that it will not represent itself as an agent or legal representative of the other.

  k. Compliance with Laws. OEM agrees to not export Vinca Products, directly or
     --------------------
     indirectly, separately or as part of a system, without first obtaining proper authority to do so from the appropriate governmental agencies or entities, as may be required by law.

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

l.   Government Rights. OEM agrees to (i) identify the Vinca Products in all
     -----------------
     proposals and agreements with the United States Government or any contractor for the United States Government; and (ii) identify or mark the software products provided pursuant to any agreement with the United States Government or any contractor for the United States Government as necessary to obtain protection substantially equivalent to that afforded commercial computer software and related documentation developed at private expense and provided with Restricted Rights as defined in DOD FAR Supplement 48 C.F.R. 252-227-7013(c)(1)(ii) in effect as of May 18, 1987 or any successor regulation.

m.   Records Examinations.  OEM agrees to allow Vinca to examine its records,
     --------------------
     a mutually agreeable time, which are reasonable necessary to determine compliance or noncompliance with this Agreement. Any examination will be at the expense of Vinca and will be solely for the purpose of ensuring compliance with the Agreement. Any examination will be conducted only by an authorized representative of Vinca, and will occur during regular business hours at OEM's business location. Examinations will be made no more frequently than annually, and Vinca will give OEM at least ten (10) days prior written notice of the date of the examination and the name of the Vinca authorized representative who will be conducting the examination. All information obtained will be maintained confidential. The examiner will give OEM and Vinca a report containing only the information necessary to indicate compliance or non-compliance with this Agreement.

n.   Headings. The headings provided in this Agreement are for convenience only
     --------
     and will not be used in interpreting or construing this Agreement.


AGREED TO AND ACCEPTED BY:


       CHATCOM, INC. (OEM)                  VINCA CORPORATION




SIGNATURE BY: /s/ Richard Picheny           SIGNATURE BY: /s/ Alan Rudd
             -----------------------                     ----------------------

NAME: Richard L. Picheny                    NAME: Alan Rudd
     -------------------------------             ------------------------------

TITLE: Executive Vice President             TITLE: President

DATE:  June 17, 1997                        DATE: June 16, 1997

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